Exhibit 99.1

From Seed to Sale The Leading Agri - Fintech Platform for the Emerging Markets November 2022

Disclai m er 2 Cautionary Note Regarding Forward - Looking Statements Certain statements made herein contain, and certain oral statements made by representatives of MICT and Tingo and their respective affiliates, from time to time may contain, “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . MICT’s and Tingo’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, MICT’s and Tingo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Most of these factors are outside of the control of MICT or Tingo and are difficult to predict . Factors that may cause such differences include but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (as defined below) ; (2) the inability to complete the Business Combination, including due to the failure to obtain approval of the stockholders of MICT or Tingo or other conditions to closing in the Merger Agreement ; (3) the inability to obtain or maintain the listing of MICT’s common stock on Nasdaq ; (4) the risk that the Business Combination disrupts current plans and operations of Tingo or MICT as a result of the announcement and consummation of the Business Combination ; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees ; (7) the inability to complete the Business Combination due to the inability to obtain regulatory approval ; (8) changes in applicable laws or regulations ; (10) the possibility that MICT or Tingo may be adversely affected by other economic, business, and/or competitive factors ; and (11) the impact of the global COVID - 19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by MICT . The foregoing list of factors is not exclusive . Readers are referred to the most recent reports filed with the SEC by MICT . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction . ADDITIONAL INFORMATION MICT, Inc . , a Delaware corporation (“ MICT ” or the “ Company ”), intends to file with the U . S . Securities and Exchange Commission (the “ SEC ”) a preliminary proxy statement of MICT in connection with the proposed business combination transaction (the “ Business Combination ”) involving MICT and Tingo, Inc . , a Nevada corporation (“ Tingo ”) . The definitive proxy statement and other relevant documents will be mailed to stockholders of MICT as of a record date to be established for voting on the Business Combination . Stockholders of MICT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with MICT’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about MICT, Tingo and the Business Combination . Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, on the SEC’s website at www . sec . gov . Participants in the Solicitation MICT and Tingo and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of MICT in favor of the approval of the Business Combination . Additional information regarding the interests of such potential participants will also be included in the Proxy Statement and other relevant documents when they are filed with the SEC . Free copies of these documents may be obtained as described in the preceding paragraph . No Solicitation This presentation and the annexes hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination .

3 Table of Contents I. Executive Summary II. Bu s ine s s A c tivities II I . Merger Transaction IV. Management Team Appendix

Executive Summary

MICT (the "Company") is a result of the merger of MICT, Inc. with Tingo Mobile PLC, a subsidiary of Tingo, Inc.

Introduction

MICT Inc. NASDAQ: MICT — Fintech company providing a range of B2B and B2C proprietary platforms and technology in South East Asia

Tingo — Leading Fintech and Agri-Fintech company operating in Africa

Key Highlights

$866 Million
2021 Tingo Revenue

$1,167 Million
2022 Tingo Revenue Run Rate

9.3 Million
Tingo's customer base at Q3 2022

32 Million
Estimated Tingo users after signing contracts with All Farmers Association of Nigeria(i) and Ashanti(ii)

$9 Billion
9-month to Q3 2022 Transaction Value on Tingo's Nwassa Agri-Platform

$642 Million
Tingo 2022 Run Rate of Net Income Before Tax and Stock Based Compensation

Summary

The Company's Mission
Foster digital and financial inclusion through its technology platforms, with the aim of driving the social and economic upliftment of its customers

Tingo Agri-Fintech Mission
Make a difference towards improving global food supply and tackling the world's food security crisis through the empowerment of the farmer, enabling them to increase crop yields and gain better access to markets

With the merger
The Company is in a strong position to deliver regional expansion throughout Africa and globally, including in Asia and Latin America, becoming a Leading Agri-Fintech Platform for Emerging Markets

Company's operations follow a mature ESG framework underpinned and guided by the United Nations' Sustainable Development Goals

Notes: (i) See Oct 20, 2022, press release (ii) See Nov 10, 2022 Press Release (iii) All Tingo figures are from Tingo, Inc. filings, incl. Q3 2022 Form 10-Q. Run Rates are based on Q3 2022

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Table of Contents I. Executive Summary II. Business Activities II I . Merger Transaction IV. Management Team Appendix 5

Current Business Activities in Asia

Insurance Brokerage & Financial Services

- Board and Management have established strong Government and Private Sector relationships in China over the past 15 years
- Magpie financial services platform developed to be world class, now being rolled out under broker-as-a-service and white-label model
- Leading bank signed as global payment and forex partner, enabling provision of highly competitive services and forex rates
- Established strong relationships with China's largest insurance companies and banks
- Opportunity to expand insurance into B2B2C and B2C in China, in partnership with China's biggest online portals
- Extensive experience in developing and operating high volume B2B and B2C transactional platforms in China
- Acquired financial services broker in HK, with Financial Services and Securities license from Hong Kong SFC
- Approved for wide-ranging Capital Markets License from Monetary Authority of Singapore, permissions include leveraged products, forex, commodities, cryptocurrencies
- Secured nationwide and regional insurance licenses covering most of developed China
- Launched B2B insurance platform in 2021, gaining >1.2 million customers

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Current Business Activities in Africa

Underserved Customers

- Farmers
- Storage
- Transport
- Logistic

Tingo Mobile's One-Stop Marketplace

Mobile Device Leasing & Sales

- 3-year contract
- Fully amortized
- Can do outright bulk sales
- Pre-installed with proprietary platform

c.46.8% of 1H 2022 revenue

NWASSA

Airtime & Data

- Voice and data services
- airtel partnership

95%+ of mobile leasing customers purchase data packages

c.5.5% of 1H 2022 revenue

FinTech & Agri-Fintech Platform

Connecting buyers and sellers

- Trading Agricultural Product
- Insurance
- Loans
- Utility Payments

55%+ of mobile customers use NWASSA platform

c.47.7% of Q3 2022 revenue

Tingo Pay powered by VISA

- Fully integrated Super App incl. e-money wallet and payment services

- Wallet top-up
- Payment Services
- Loans / Insurance
- Utility payments
- E-commerce
- Visa Debit

New for Q4 2022

Notes: (i) All Tingo figures are from Tingo, Inc. filings, incl. Q3 2022 Form 10-Q. Run Rates are based on Q3 2022

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Tingo Mobile - Strategic Partnerships

Tingo Mobile is partnering with NGO's and Governments to support the rollout of its platforms

Kingdom of Ashanti, Ghana

- Landmark trade deal with the Kingdom of Ashanti, through the Ashanti Investment Trust;
- Kingdom of Ashanti presides over Ghana's Ashanti Region with a population of ~5.4M million;
- Through its strong position in Ghana and its agricultural sector, has an important impact over much of the country's population of 32M;
- Under the terms of the trade deal**, the Ashanti Investment Trust has committed to enroll a minimum of 2M new members with Tingo Mobile** within 120 days of signing, and, has agreed on a target to increase such enrollments to at least 4M new members;



All Farmers Association of Nigeria (AFAN)

- Landmark trade deal with AFAN, the umbrella body for 56 farmers' commodity associations in Nigeria;
- **AFAN has committed to deliver a minimum of 20M new members**, which would more than triple Tingo Mobile's existing customer base of 9.3M;
- AFAN has commenced enrolling its members into Tingo's platforms, including its Nwassa Agri-Fintech platform;
- AFAN is working with Nigeria's (FMARD) Ministry of Agriculture to increase its membership base to >60 million, thus increasing the potential client base for Tingo Mobile;

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Tingo Mobile – Visa Partnership

VISA

Tingo Pay

Visa payment services and digital Visa card embedded within the TingoPay SuperApp.

Visa to promote Visa x TingoPay on a Pan-Africa basis, with the aim of expanding into other parts of the world.

TingoPay SuperApp offers full range of e-wallet, payment services, marketplace, e-commerce services to customers – powered by Visa


PAY WITH
TINGOPAY
Pay bills and send
money effortlessly!
Google Play
App Store

- ✓ Tingo Mobile's exclusive partnership with VISA is designed to **accelerate financial inclusion, and social upliftment**
- ✓ Making Tingo Pay easily accessible across **Africa and Asia**, and in the future, other **Emerging Markets**
- ✓ Aim to deliver e-wallet and e-banking services to **30 million** customers in Nigeria and **4 million** customers in Ghana, plus rollout Pan-Africa, as well as Asia and beyond

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Table of Contents I. Executive Summary II. Bu s ine s s A c tivities II I . Merger Transaction IV. Management Team Appendix 10

A portfolio of best - in - class financial platforms, products and services with a global expansion strategy Opportunity to make MICT’s products and platforms available to Tingo Mobile’s customers in Africa Significant ESG impact by meaningfully improving food security and fostering digital and financial inclusion across Africa and Asia Facilitates expansion into new markets and broadens product offerings of both entities. Accelerating increase in number of customers on Tingo Mobile platform Merged entity positioned for organic growth plus strategic acquisitions, with healthy combined cash balances, and strong balance sheets Leverages the Agri - Fintech competencies of Tingo Mobile into an estimated 200m to 400m farmers across China, furthering its mission of improving food security Merger Transaction A NASDAQ - listed company with approx. $1.2 billion in anticipated annual revenues serving the African and Asian Markets with ambition to expand globally Transaction Rationale One of the world’s leading integrated fintech platforms offering combined financial services, insurance brokerage, payment services, a comprehensive marketplace and an e - wallet Result 11

Merger Synergies

Access to one-stop-shop solution that solves challenges from 'seed to sale' and promotes financial and technological inclusion





CHINA AND SOUTH EAST ASIA

- Launch of Tingo's Agri-Fintech platform to China's farming sector (estimated at between 200m - 400m farmers)
- Creation of new Chinese online portal for Agricultural produce and commodities

- Partnerships with key mobile network operators
- Partnerships with State-Owned Banks and Government agencies


1
5
2
4
3

AFRICA

- Introduction of MICT's FinTech products and platforms to Tingo's African customer base
- Expand current insurance and financial services offering through MICT's technology

- Launch of Commodity / Produce Trading Platform offering farmers opportunity to sell excess production
- Enable dollarization of Tingo Mobile's operations through exports of excess production

- Nasdaq listed entity with enhanced funding opportunities to expand business activity

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Global Expansion

Full service offering of Fintech / Agri-Fintech ecosystem across Emerging Markets

- ✓ Pan-African Expansion and beyond, into other Emerging Markets, including China and Latin America
- ✓ Acquisitions in key EM Markets
- ✓ Agri-FinTech Financial Services
- ✓ Commodity Trading Platform



South America:
Expand MICT/Tingo platform into Latin America
Africa:
Expand MICT/Tingo platform into other African countries
Asia:
Expand Tingo platform into China and other Asian countries

"TRANSFORMING SOCIAL DEVELOPMENT ACROSS AFRICA, ASIA AND BEYOND"

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Table of Contents I. Executive Summary II. Bu s ine s s A c tivities II I . The Merger Transaction IV. Management Team Appendix 14

Management Team

MICT and Tingo Mobile are led by a highly experienced team of executives with strong track records of delivering successful, global businesses with robust corporate governance



Darren Mercer
MICT CEO

- Founded MICT's fintech & insurance businesses
- 15 years tech business in China
- Previously 20 years in investment banking at Henry Cook Lumsden and Albert E Sharp

MICT Inc. ALBERT E SHARP



Dozy Mmobuosi
Tingo Founder & CEO

- Founded Tingo Mobile PLC
- Launched Nigeria's 1st SMS Banking Solution (Flashmecash)
- Co-sponsor for Africa Acquisition Corp Inc.

Tingo AGAC



John Scott
Chairman & Member of BOD

- 50 years experience in stock broking
- Executive Director WHI Ireland Group PLC
- Advisor at Barclays Wealth
- Partner and Director Wise Speke

WHIreland. BARCLAYS



Kevin Chen
MICT Chief Financial Officer

- Former CFO & Board Director at China Rapid Finance (NYSE:XRF)
- Audit Manager at Ernst & Young
- MBA, Kellogg School of Management at Northwestern
- AICPA, CMA

EY



Kenneth Denos
MICT Director, Tingo Executive Vice President & General Counsel

- CEO, Outsize Capital
- Director and Officer, Equus Total Return, Virtual Medical Intl
- Founder of Acadia Law Group
- Previously, CEO of MCC Global

OUTSIZE CAPITAL EQUUS Acadia Law Group PC



Dr. Christopher Cleverly
Tingo President

- Previously CEO of Made in Africa Foundation
- Founded $1.5bn Africa50 Investment Fund
- Founded Trafalgar Chambers on Fleet Street

AFRICA50



John Brown
MICT Director & Tingo Independent Co-Chairman

- MP at Sands Point Consulting
- Senior Advisor, Independence Point Advisors
- Former Group MD, UBS Wealth Management; Divisional COO, Merrill Lynch

MERRILL UBS

Notes: Kenneth Denos and John Brown are to be appointed to the Board of Directors of MICT Inc. on the closing of the Merger, which is expected to occur by November 30, 2022

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Table of Contents I. Executive Summary II. Bu s ine s s A c tivities II I . The Merger Transaction IV. Management Team Appendix 16

Appendix – Press Release Merger Agreement 17

Appendix – Press Release Merger Agreement 18

Appendix – Press Release Merger Agreement 19

Appendix – Press Release Merger Agreement 20

Appendix – Press Release Trade Agreement AFAN 21

Appendix – Press Release Trade Agreement AFAN 22

Appendix – Press Release Trade Agreement AFAN 23